UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        February 11, 2010

NeoMagic Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-22009	77-0344424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2378-A Qume Drive, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (408) 428-9725

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (  see   General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   Entry into a Material Definitive Agreement

As of February 11, 2010, NeoMagic Corporation (the "Company") entered into a Stock Purchase Agreement ( the "SPA") with Attiva Capital Partners, Ltd. (" Attiva ");  Bluestone Financial Ltd.,  (" Bluestone ") and an additional accredited investor ( collectively, the " Investors "),  pursuant to which the Company sold, and the Investors purchased, an aggregate of  6,400,000 shares of Common Stock  at $0.05 per share, for a total consideration of $320,000 paid  by the Investors on February 11, 2010 .The Company will use the proceeds for general corporate purposes.

Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, Mr. David Tomasello, is deemed to be the beneficial owner of the Common Stock ( the " Securities ") purchased by Attiva and Bluestone under the SPA.

The SPA also contains certain "piggy-back" registration rights, which require the Company to use all reasonable efforts to register the Securities when and if it files a registration statement under the Securities Act of 1933, as amended (the " Act "), other than for an underwritten public offering or on a Form S-8 or S-4 registration statement with respect to employee stock options, employee benefits plans or acquisitions.

The foregoing description of the principal terms of the SPA is a general description only and is subject to the terms of the SPA attached hereto as Exhibit 10.34, which is incorporated herein by this reference.

ITEM 3.02   Unregistered Sales of Equity Securities.

Pursuant to the SPA, which closed on February 11, 2010, the Company issued 6,400,000 unregistered shares of its Common Stock, $.001 par value for an aggregate consideration of $320,000.

All of the shares were issued by the Company without registration, pursuant to the exemption provided by Section 4(2) of the  Act, and the rules and regulations promulgated thereunder, including Rule 505 of Regulation D, based, in part, on representations by the purchasers that they are "accredited investors".  The shares cannot be re-sold unless they are hereafter registered or sold pursuant to an exemption from registration.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

In accordance with the Company's by-laws, on February 11, 2010, the Board of Directors elected Andrew B. Rosengard to serve as director of the Company, to fill an existing vacancy on the Board. He  will become a member of the Board of Directors effective February 22, 2010. The Board of Directors has not yet determined the Committees of the Board on which Mr. Rosengard will serve.

ITEM 7.01    Regulation FD Disclosure.

On February 16, 2010, the Company is issuing a press release regarding the sale of the Securities, which is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 to Form 8-K, the information set forth in this Item 7.01 and in the attached press release is deemed to be “furnished” and is not deemed to be “filed” for purposes of the Exchange Act.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated February 16, 2010
10.34	Securities Purchase Agreement dated February 11, 2010 by and between the Company and named Private Investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMagic Corporation
(Registrant)

Date:	February 16, 2010	/s/ Syed Zaidi
SYED ZAIDI
President and Interim Chief Executive Officer

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